UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2022

ZEDGE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-37782	26-3199071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Cortlandt Street (14th Floor), New York, NY	10007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 577-3424

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)       Zedge, Inc.’s (the “Company”) Annual Meeting of Stockholders was held on January 12, 2022 (the “Meeting”). Stockholders voted on the matters set forth below.

(b) (1) A majority of the votes present or represented at the Meeting by the holders of shares entitled to vote on the following matter were voted in connection with the election of each of the Board of Directors nominees named in the Proxy Statement of the Company.

The nominees for election to the Board of Directors were elected, each for a one-year term, based upon the following votes:

Nominee	Votes For	Votes Against	Abstentions	% Votes For
Mark Ghermezian	2,011,731	82,709	2,556	95.93
Elliot Gibber	2,015,074	79,253	2,669	96.09
Howard Jonas	2,072,883	22,915	1,198	98.85
Michael Jonas	2,084,238	10,078	2,679	99.39
Paul Packer	2,015,086	79,231	2,886	96.09
Gregory Suess	2,088,479	5,630	6,065	99.59

(2)       A majority of the votes present or represented at the Meeting by the holders of shares entitled to vote on the following matter were voted in connection with the approval of an amendment to the Company’s 2016 Stock Option and Incentive Plan that would among other things: (a) increase the number of shares of the Company’s Class B common stock available for the grant of awards thereunder by 325,000; (b) change the automatic grant to independent, non-employee directors to the number of fully vested restricted shares of the Company’s Class B common stock with a value of $30,000, to be paid in arrears on each January 5th.

The number of votes cast with respect to this matter was as follows:

Votes For	Votes Against*	% Votes For
1,921,217	175,779	91.62

*For Proposal 2, Abstentions are counted as a vote “Against.”

(3) A majority of the votes present or represented at the Meeting by the holders of shares entitled to vote on the following matter were voted in connection with the approval of an advisory vote on the compensation of the Named Executive Officers.

The number of votes cast with respect to this matter was as follows:

Votes For	Votes Against	Abstentions	% Votes For
2,073,767	17,629	5,599	98.89

(4) A majority of the votes present or represented at the Meeting by the holders of shares entitled to vote on the following matter were voted in connection with the approval of an advisory vote on the frequency of future advisory votes on the compensation of the Named Executive Officers.

The number of votes cast with respect to this matter was as follows:

One Year	Two Years	Three Years	Abstentions
202,828	4,734	1,885,595	3,839

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEDGE, INC.

	By:	/s/ Jonathan Reich
	Name:	Jonathan Reich
Dated: January 18, 2022	Title:	Chief Executive Officer